Exhibit 99.2 Fourth Quarter and Full Year 2023 Financial Review and Analysis (preliminary, unaudited) January 31, 2024 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations; (ii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to China, the Russian invasion of Ukraine, the Israel-Hamas war and tensions in the Middle East; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; and our environmental, social and governance practices ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Form 10-K, ﬁled with the Securities and Exchange Commission on February 22, 2023, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or the ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-9 to news release dated January 31, 2024). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments, currency adjustments due to highly inﬂationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation; the reclassiﬁcation of sales between segments; where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year; and currency adjustments for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of foreign currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; and other non-operating expense (income), net. • Adjusted EBITDA change ex. currency refers to the change in adjusted EBITDA on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Adjusted EPS change ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted free cash ﬂow (adjusted FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Where applicable, adjusted free cash ﬂow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Adjusted free cash ﬂow conversion refers to free cash ﬂow divided by net income. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Return on total capital (ROTC) refers to net income excluding interest expense and amortization of intangible assets from acquisitions, net of tax beneﬁt, divided by the average of beginning and ending invested capital. We believe that ROTC assists investors in understanding our ability to generate returns from our capital. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 3

Q4 2023 adj. EPS up sequentially and in line with expectations; expect strong earnings growth in ‘24 as volumes normalize and IL accelerates Materials volume increased sequentially throughout the year; Q4 up compared to PY ● Downstream inventory destocking largely complete at YE 2023; consumer demand remains mixed ● Delivered strong margins, up nearly 1 point compared to PY, despite signiﬁcant destocking Apparel Solutions volume continued to increase sequentially; Q4 up compared to PY ● Retailer and brand sentiment remains muted; anticipate apparel industry to normalize mid-2024 Adoption of Intelligent Labels (IL) continues to increase as our solutions address key industry challenges ● In Q4, Intelligent Labels organic sales growth of more than 30% compared to PY ○ Non-apparel categories, particularly Logistics and Food, up ~110% ● Targeting 20%+ growth in 2024 as new categories adopt and apparel rebounds in H2 Expect strong adj. EPS growth in 2024, up 17% at midpoint, following a challenging 2023 ● Continuing to deliver strong adj. FCF; targeting ~100% adj. FCF conversion in 2024 Remain well-positioned for continued GDP+ growth and top-quartile ROTC over the long term January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 4

Full year 2023 review Net sales of $8.4 bil. ● Sales change ex. currency (non-GAAP) down 7%; organic sales change (non-GAAP) down 8% Reported operating income of $783 mil. ● Adj. EBITDA (non-GAAP) of $1,262 mil. ● Adj. EBITDA margin (non-GAAP) of 15.1% Reported EPS of $6.20; adj. EPS (non-GAAP) of $7.90 Adj. FCF (non-GAAP) of $592 mil. ● 2020-2023 avg. adj. FCF conversion (non-GAAP) of 100%+ Maintained strong balance sheet while continuing to deploy capital in disciplined manner ● YE net debt to adj. EBITDA (non-GAAP) ratio of 2.4 ● Deployed $394 mil. for buybacks and a growing dividend, and $225 mil. for M&A Expect 2024 reported EPS of $8.65 to $9.15; adj. EPS of $9.00 to $9.50, midpoint up 17% ● Reported sales growth of 3% to 5%; organic sales growth of 2.5% to 4.5% January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 5

U.S. Consumer Sentiment U.S. Business Sentiment (Mfg. PMI) Avg. AVY Label Volume (NA + Europe) Source: University of Michigan Source: Institute for Supply Management ● Economic indicators remain Apparel Imports % vs. 2019 U.S. Apparel Inventory to Sales Ratio uncertain ● Business and consumer sentiment still relatively low ● Label volume continues to improve; destocking largely 2010-2019 Avg. complete ● Apparel imports remain below demand levels; inventory environment remains mixed Sources: Otexa (U.S.) through Nov. ‘23, Eurostat (Eu) through Sep. ‘23 Source: U.S. Census Bureau January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 6

Intelligent Labels



18%
Organic Sales
CAGR
2017
2018
2019
2020
2021
2022
2023
2024
Non-Apparel
Apparel



Organic Sales
Change % vs. PY
Q1 23
Q2 23
Q3 23
Q4 23
Apparel
Non-Apparel

- **Q4 2023 organic sales up more than 30%**
  - Non-apparel categories, particularly Logistics and Food, up ~110%
  - Apparel comparable to PY; retailer and brand sentiment remains muted
- **FY 2023 organic sales up low-double digits driven by ~75% growth in non-apparel categories**
- **Targeting 20%+ growth in 2024 as new categories adopt and apparel rebounds in H2**

January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 financial review and analysis AVERY DENNISON 7

Full year 2023 sales growth and operating margin comparisons Full Year Sales Change Reported Ex. Currency Organic Materials Group (11%) (10%) (10%) Solutions Group 0% 2% (1%) Total Company (8%) (7%) (8%) Reported Adj. EBITDA Margin Operating Margin (non-GAAP) 2023 2022 2023 2022 Materials Group 12.1% 13.2% 15.8% 15.1% Solutions Group 6.5% 11.9% 16.6% 18.3% Total Company 9.4% 11.9% 15.1% 15.1% January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 8

Following challenging 2023, expect progress toward long-term targets in 2024 as label and apparel markets rebound and IL growth accelerates 2020-2025 2020-2023 2020-2024 TARGETS RESULTS GUIDANCE MIDPOINT (1) Sales Growth Ex. Currency 8% 3-YR CAGR ~7% 4-YR CAGR 5%+ 6% 3-YR CAGR ~7.5% 4-YR CAGR (1)(2) Adjusted EBITDA Growth 6.5% ~7.3% ex-curr. ~9% ex-curr. 16%+ 15.1% 15.5%+ Adjusted EBITDA Margin in 2025 in 2023 in 2024 4% 3-YR CAGR ~7% 4-YR CAGR (1) Adjusted EPS Growth 10% ~5.4% ex-curr. ~8% ex-curr. 12.4% ~16.5% ROTC (Non-GAAP) 18%+ in 2023 in 2024 (1) Percentages for targets reﬂect ﬁve-year compound annual growth rates, with 2020 as the base period. Percentages for results reﬂect three-year compound annual growth rates, with 2020 as the base period. (2) Although adjusted EBITDA growth was not one of our original ﬁnancial targets, it was implied by our sales growth ex. currency and adjusted EBITDA margin targets. January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 9

Balanced scorecard measuring progress for key stakeholders Employees Customers Communities Shareholders Employee Engagement Vitality Index Cum. GHG% Reduction Cumulative TSR (as of 12.31.23) 145% AVY *as of * Q3 2023 S&P 500 107% Women Manager+ Service Flexibility % Certiﬁed Paper Leading in an environmentally and socially responsible manner, with clear 2030 goals Make a positive social impact Deliver innovations that Reduce the environmental impact by enhancing the livelihood of advance the circular economy in our operations and supply chain our people and communities January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 10

Strong balance sheet and ample liquidity Q4 2023 Leverage Debt / Liquidity Considerations Total Debt Outstanding $3.2B ● Strong adj. free cash ﬂow; delivering ~100% long-term Cash and cash equivalents $0.2B adj. FCF conversion (1) Net Debt $3.0B ● Ample liquidity: $1.2 bil. revolving credit facility, plus Adjusted EBITDA, trailing 4 qtrs $1.3B ~$215 mil. in cash and cash equivalents at YE ‘23 Net Debt to adj. EBITDA (non-GAAP) 2.4 Long-term Capital Allocation Strategy Long-term Debt Maturity Schedule % of Available Capital ‘20-’25 Target ‘20-’23 Actual 3.2% weighted average interest rate Capex/restructuring 25%-30% 23% Dividends ~20% 17% Buyback/M&A ~50% 60% (1) Totals may not sum due to rounding * €500M debt converted to USD at 1.09x + $30M medium-term note January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 11

Fourth quarter 2023 review Net sales of $2.1 bil. ● Sales change ex. currency up 3% ● Organic sales change up 1% ○ Volume up mid-single digits, partially offset by deﬂation-related price reductions Reported operating income of $220 mil. ● Adj. EBITDA of $338 mil., up 29% vs. PY and up sequentially ● Adj. EBITDA margin of 16.0%, up 310 bps Reported EPS of $1.77 Adj. EPS (non-GAAP) of $2.16, up 31% vs. PY and up sequentially QTD adj. FCF (non-GAAP) of $218 mil. January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 12

Fourth Quarter 2023 Results AVY ‘23 Sales by Segment Materials Group Materials Group Reported sales decreased 2% to $1.4 bil. 69% Solutions Group Sales down 4% ex. currency and organically ● Label Materials down mid-single digits on organic basis ○ Volume up low-single digits Materials Group ○ Inventory destocking largely complete at YE 2023 2023 Sales by Product ● Graphics and Reﬂectives up mid-single digits organically High-Value Label Materials Categories ● Performance Tapes and Medical down low-to-mid-single Graphics & Reﬂectives 36% digits organically Performance Tapes & Medical Other Reported operating margin of 12.0% ● Adj. EBITDA margin of 16.2%, up 340 bps compared to PY Materials Group 2023 Sales by Geography driven by productivity and net beneﬁt of pricing and raw U.S. & Canada material input costs Emerging Western Europe Markets E. Europe & MENA 38% Asia Paciﬁc Latin America January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 13 13 End Market Product Category

Fourth Quarter 2023 Results AVY ‘23 Sales by Segment Solutions Group Materials Group 31% Reported sales increased 18% to $692 mil. Solutions Group Sales up 19% ex. currency and 14% organically ● Apparel Solutions volume up sequentially ● Solutions high-value categories up 20%+ organically Solutions Group ● Solutions base categories up mid-single digits organically 2023 Sales by Product ○ Apparel base solutions comparable to PY Base Solutions High-Value Categories Intelligent Labels Reported operating margin of 10.2% 60% Vestcom ● Adj. EBITDA margin of 18.2%, up 230 bps compared to Ext. Embellishments PY and up 180 bps sequentially, driven primarily by volume Solutions Group 2023 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 14 14 Est. End Market Product Category

Q4 sales growth and operating margin comparisons Q4 Sales Change Reported Ex. Currency Organic Materials Group (2%) (4%) (4%) Solutions Group 18% 19% 14% Total Company 4% 3% 1% Reported Adj. EBITDA Margin (non-GAAP) Operating Margin 2023 2022 2023 2022 Materials Group 12.0% 10.7% 16.2% 12.8% Solutions Group 10.2% 8.8% 18.2% 15.9% Total Company 10.4% 9.2% 16.0% 12.9% January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 15

Quarterly sales trend analysis 4Q22 1Q23 2Q23 3Q23 4Q23 Reported Sales Change (7%) (12%) (11%) (9%) 4% (1) Organic Sales Change (1%) (9%) (10%) (11%) 1% Acquisitions/Divestitures 0% 0% 1% 1% 1% (1),(2) Sales Change Ex. Currency (1%) (9%) (10%) (10%) 3% Currency Translation (6%) (3%) (1%) 1% 2% (2) Reported Sales Change (7%) (12%) (11%) (9%) 4% (1) Non-GAAP (2) Totals may not sum due to rounding January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 16

Quarterly sales trend analysis (cont.) Organic Sales Change 4Q22 1Q23 2Q23 3Q23 4Q23 Materials Group 2% (9%) (12%) (16%) (4%) Solutions Group (8%) (9%) (7%) 1% 14% Total Company (1%) (9%) (10%) (11%) 1% Total Company (1%) (9%) (10%) (10%) 3% Sales Change Ex. Currency January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 17

2024 EPS Guidance Reported EPS $8.65 - $9.15 Add Back: Est. restructuring costs and other items ~$0.35 Adjusted EPS $9.00 - $9.50 Full-year 2024 contributing factors ● Reported sales growth of 3% to 5%, including ~0.5% beneﬁt from M&A ○ Organic sales growth of 2.5% to 4.5% on strong volume growth, partially offset by deﬂation-related price reductions ○ Label destocking largely complete at YE 2023; apparel industry volume to normalize mid-2024 ○ Targeting Intelligent Labels organic growth of 20%+ as new categories adopt and apparel rebounds in H2 ● Incremental savings of ~$45 mil. from restructuring actions, net ● Limited impact from currency translation to FY operating income, assuming recent rates ● Targeting ~100% adj. FCF conversion; ﬁxed and IT capital spend comparable to PY ● Adjusted tax rate of ~26% ● Continued sequential momentum in Q1, likely offset by seasonality in logistics and apparel, and employee-related costs January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 18

Appendix A: Reconciliation of Non-GAAP Financial Measures from GAAP January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 19

Organic sales change – Avery Dennison (1) Totals may not sum due to rounding January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 20

Adjusted operating margin and EBITDA – Avery Dennison January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 21

Adjusted EPS The adjusted tax rate was 25.8%, 24.7%, 25.0%, 24.1%, and 24.6% for 2023, 2022, 2021, 2020, and 2019, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/(loss) on venture investments, gain/(loss) on sale of assets, gain on sale of product line, outcomes of legal proceedings, Argentine peso remeasurement loss, reversal of acquisition related contingent consideration, and other items. January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 22

Return on total capital (ROTC) (2) (1) (2)(3) (1) includes impact of U.S. pension plan termination (2) includes impact of contingent liability related to the Adasa legal matter (3) includes impact of remeasurement of Argentine peso January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 23

Adj. EBITDA and adj. EPS change ex. currency – Avery Dennison (1) Totals may not sum due to rounding January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 24

January 31, 2024 Preliminary & unaudited, Q4 & FY 2023 ﬁnancial review and analysis 25 © 2023 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.